Exhibit 99.1

NEWS RELEASE For more information: Investors: Joseph B. Selner, Chief Financial Officer, 920-491-7120 Media: Janet L. Ford, SVP Investor Relations Director, 414-278-1890

Associated Banc-Corp Reports Second Quarter 2010 Results
•	Provision for loan losses declined to $98 million, down 41% from the first quarter

•	Net charge offs of $105 million, down 36% from the prior quarter

•	Nonperforming loans down $190 million, or 16%, from the prior quarter

•	Capital ratios remain strong, with a Tier 1 capital to risk-weighted assets ratio of 17.25% and total capital to risk-weighted assets ratio of 19.02%

•	Net loss to common shareholders of $10.2 million, or $0.06 per common share, for the quarter ended June 30, 2010
GREEN BAY, Wis. — July 22, 2010 — Associated Banc-Corp (NASDAQ: ASBC) today reported a net loss to common shareholders of $10.2 million, or $0.06 per common share, for the quarter ended June 30, 2010. This compares to a net loss of $33.8 million, or $0.20 per common share, for the quarter ended March 31, 2010, and a net loss of $24.7 million, or $0.19 per common share, for the quarter ended June 30, 2009.
“We continued to make good progress in addressing the company’s credit quality issues during the quarter,” said President and CEO, Philip B. Flynn. “The company’s capital and liquidity positions remain strong as we continue to aggressively work through our nonperforming assets and position the company for future profitability and growth.”
At June 30, 2010, the company’s Tier 1 capital to risk-weighted assets ratio was 17.25% and total capital to risk-weighted assets ratio was 19.02%. These ratios continue to significantly exceed the criteria for well capitalized banks and the requirements of banking regulators.
CREDIT QUALITY
The provision for loan losses was $98 million for the quarter ended June 30, 2010, down 41% from $165 million for the first quarter of 2010, and down 37% from $155 million for the second quarter of 2009. Net charge offs for the quarter were $105 million, down 36% from net charge offs of $163 million for the quarter ended March 31, 2010, and up 72% from $61 million for the second quarter of 2009.
Nonperforming loans declined to $1.02 billion at June 30, 2010, down 16% from $1.21 billion at March 31, 2010. Through a combination of bulk and individual loan sales, the company sold nonperforming loans with a net book value totaling $216 million at the beginning of the quarter, which resulted in $57 million of charge offs during the quarter. The nonperforming loans sold came out of the real estate construction and the commercial real estate segments of the company’s loan portfolio.
Potential problem loans continued to decline to $1.27 billion at June 30, 2010, down $95 million, or 7%, from $1.37 billion at March 31, 2010. Loans 30-89 days past due totaled $149 million at June 30, down 10% from $165 million at March 31, 2010, and down 29% from $209 million at June 30, 2009.
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ASSOCIATED REPORTS SECOND QUARTER 2010 RESULTS	PAGE 2
The company’s allowance for loan losses was $568 million, or 4.51% of total loans, at June 30, 2010 compared to $576 million, or 4.33% of total loans, at March 31, 2010. This compares to an allowance for loan losses as a percent of total loans of 4.06% at December 31, 2009 and 2.66% at June 30, 2009.
LOANS AND DEPOSITS
At June 30, 2010, the company’s loan portfolio was $12.6 billion, down 5% from $13.3 billion at March 31, 2010, and down 18% from $15.3 billion at June 30, 2009. The greatest declines in the portfolio were in the commercial real estate and construction segments of the portfolio. The declines were primarily due to planned runoff and sales of nonperforming loans, charge offs, and weak new loan demand.
Total deposits grew to $17.0 billion at June 30, 2010 compared to $16.7 billion at December 31, 2009, and $16.3 billion at June 30, 2009. On a year-over-year basis, deposits were up in all categories with the exception of brokered CDs and other time deposits, which were down 39% and 19%, respectively, from June 30, 2009.
NET INTEREST INCOME AND NET INTEREST MARGIN
Net interest income was $160 million for the three months ended June 30, 2010. This compares to $169 million for the three months ended March 31, 2010, and $179 million for the quarter ended June 30, 2009. The decrease in net interest income during the quarter is primarily the result of a $528 million decline in average outstanding loan balances, and a $543 million decline in average outstanding investment securities balances during the quarter.
The company’s net interest margin was 3.22% for the second quarter of 2010, down 13 basis points from 3.35% for the quarter ended March 31, 2010, and down 18 basis points from 3.40% for quarter ended June 30, 2009. The net interest margin continues to be impacted by the company’s strong liquidity position, which accounted for nine basis points of the reduction during the quarter.
NONINTEREST INCOME AND EXPENSE
Core fee-based revenue remained strong at $64 million for the quarter ended June 30, 2010 compared to $62 million for the first quarter of 2010, and $65 million for the second quarter of 2009. Seasonal increases in debit and credit card transaction volumes were the primary drivers of the increase from the prior quarter.
Noninterest income for the quarter ended June 30, 2010 was $81 million, down $17 million from $98 million for the first quarter of 2010, and down $21 million from the second quarter of 2009. Noninterest income for the quarter was up $7 million from the first quarter, excluding the $24 million gain on the sale of investments during that quarter, and down $22 million from $103 million for the same quarter a year ago, primarily due to a decline in mortgage banking income from the second quarter of 2009.
Mortgage loans originated for sale during the second quarter of 2010 were $502 million compared to $455 million for the first quarter of 2010. Net mortgage banking income totaled $5.5 million compared to $5.4 million for the first quarter of 2010, and $28 million for the second quarter of 2009, as production returned to more normal levels from the historically high levels of 2009.
Total noninterest expense for the quarter ended June 30, 2010 was $155 million, up $3 million from $152 million for the first quarter of 2010, and down $15 million from $170 million in the second quarter of 2009. The decrease from the same quarter last year was primarily due to a one-time FDIC special assessment expense of $11 million and significantly higher foreclosure/OREO expenses in the second quarter of 2009.
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ASSOCIATED REPORTS SECOND QUARTER 2010 RESULTS	PAGE 3
CONFERENCE CALL
Senior management will host a conference call for investors and analysts at 4 p.m. Central Daylight Time (CDT) on Thursday, July 22, 2010. The toll-free dial-in number for the live call is 877-348-9354. The number for international callers is 253-237-1160. Participants should ask the operator for the Associated Banc-Corp second quarter 2010 earnings call, or for conference ID number 85356495. A replay of the call will be available starting at 7 p.m. CDT on July 22, 2010 through 11 p.m. CDT on August 22, 2010 by calling 800-642-1687 domestically or 706-645-9291 internationally. The conference ID number, 85356495, is required to access the replay.
ABOUT ASSOCIATED BANC-CORP
Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified bank holding company with total assets of $23 billion. Associated has 290 banking offices serving approximately 160 communities in Wisconsin, Illinois, and Minnesota. The Company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.
Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the Company’s Annual Report filed on Form 10-K as updated by Form 10-Q for the three months ended March 31, 2010.
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Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

	June 30,	March 31,	Seql Qtr	December 31,	September 30,	June 30,	Comp Qtr
(in thousands)	2010	2010	$ Change	2009	2009	2009	$ Change

Assets
Cash and due from banks	$324,952	$284,882	$40,070	$770,816	$430,381	$463,477	$(138,525)
Interest-bearing deposits in other financial institutions	2,210,946	1,998,528	212,418	26,091	13,145	12,910	2,198,036
Federal funds sold and securities purchased under agreements to resell	13,515	19,220	(5,705)	23,785	17,000	34,679	(21,164)
Securities available for sale, at fair value	5,322,177	5,267,372	54,805	5,835,533	5,651,076	5,819,229	(497,052)
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	190,870	184,811	6,059	181,316	181,316	181,262	9,608
Loans held for sale	321,060	274,003	47,057	81,238	78,740	424,833	(103,773)
Loans	12,601,916	13,299,321	(697,405)	14,128,625	14,765,597	15,310,107	(2,708,191)
Allowance for loan losses	(567,912)	(575,573)	7,661	(573,533)	(412,530)	(407,167)	(160,745)

Loans, net	12,034,004	12,723,748	(689,744)	13,555,092	14,353,067	14,902,940	(2,868,936)
Premises and equipment, net	181,231	183,401	(2,170)	186,564	185,544	185,794	(4,563)
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	92,176	91,991	185	92,807	91,506	91,588	588
Other assets	1,139,960	1,150,512	(10,552)	1,191,732	950,584	967,687	172,273

Total assets	$22,760,059	$23,107,636	$(347,577)	$22,874,142	$22,881,527	$24,013,567	$(1,253,508)

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$2,932,599	$3,023,247	$(90,648)	$3,274,973	$2,984,486	$2,846,570	$86,029
Interest-bearing deposits, excl Brokered CDs	13,465,974	13,731,421	(265,447)	13,311,672	12,808,533	12,543,239	922,735
Brokered CDs	571,626	742,119	(170,493)	141,968	653,090	930,582	(358,956)

Total deposits	16,970,199	17,496,787	(526,588)	16,728,613	16,446,109	16,320,391	649,808
Short-term borrowings	513,406	575,564	(62,158)	1,226,853	1,517,594	2,712,962	(2,199,556)
Long-term funding	1,843,691	1,643,979	199,712	1,953,998	1,761,506	1,761,580	82,111
Accrued expenses and other liabilities	246,636	210,797	35,839	226,070	231,659	344,866	(98,230)

Total liabilities	19,573,932	19,927,127	(353,195)	20,135,534	19,956,868	21,139,799	(1,565,867)
Stockholders’ Equity
Preferred equity	512,724	511,910	814	511,107	510,315	509,535	3,189
Common stock	1,737	1,737	—	1,284	1,284	1,284	453
Surplus	1,567,315	1,564,536	2,779	1,082,335	1,080,720	1,078,633	488,682
Retained earnings	1,032,065	1,044,501	(12,436)	1,081,156	1,268,507	1,266,274	(234,209)
Accumulated other comprehensive income	73,173	59,744	13,429	63,432	64,919	19,125	54,048
Treasury stock	(887)	(1,919)	1,032	(706)	(1,086)	(1,083)	196

Total stockholders’ equity	3,186,127	3,180,509	5,618	2,738,608	2,924,659	2,873,768	312,359

Total liabilities and stockholders’ equity	$22,760,059	$23,107,636	$(347,577)	$22,874,142	$22,881,527	$24,013,567	$(1,253,508)

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

	For The Three Months Ended				For The Six Months Ended,
	June 30,		Quarter		June 30,		Year-to-Date
(in thousands, except per share amounts)	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change

Interest Income
Interest and fees on loans	$153,815	$194,352	$(40,537)	(20.9%)	$313,106	$396,377	$(83,271)	(21.0%)
Interest and dividends on investment securities and deposits in other financial institutions:
Taxable	42,477	46,688	(4,211)	(9.0%)	90,395	97,591	(7,196)	(7.4%)
Tax-exempt	8,557	8,819	(262)	(3.0%)	17,266	18,313	(1,047)	(5.7%)
Interest on federal funds sold and securities purchased under agreements to resell	29	51	(22)	(43.1%)	51	114	(63)	(55.3%)

Total interest income	204,878	249,910	(45,032)	(18.0%)	420,818	512,395	(91,577)	(17.9%)
Interest Expense
Interest on deposits	28,360	44,993	(16,633)	(37.0%)	57,105	91,592	(34,487)	(37.7%)
Interest on short-term borrowings	1,820	5,088	(3,268)	(64.2%)	3,846	10,242	(6,396)	(62.4%)
Interest on long-term funding	14,905	20,691	(5,786)	(28.0%)	30,852	42,145	(11,293)	(26.8%)

Total interest expense	45,085	70,772	(25,687)	(36.3%)	91,803	143,979	(52,176)	(36.2%)

Net Interest Income	159,793	179,138	(19,345)	(10.8%)	329,015	368,416	(39,401)	(10.7%)
Provision for loan losses	97,665	155,022	(57,357)	(37.0%)	263,010	260,446	2,564	1.0%

Net interest income after provision for loan losses	62,128	24,116	38,012	157.6%	66,005	107,970	(41,965)	(38.9%)
Noninterest Income
Trust service fees	9,517	8,569	948	11.1%	18,873	17,046	1,827	10.7%
Service charges on deposit accounts	26,446	29,671	(3,225)	(10.9%)	52,505	56,876	(4,371)	(7.7%)
Card-based and other nondeposit fees	11,942	11,858	84	0.7%	22,762	22,032	730	3.3%
Retail commissions	15,722	14,829	893	6.0%	31,539	30,341	1,198	3.9%

Total core fee-based revenue	63,627	64,927	(1,300)	(2.0%)	125,679	126,295	(616)	(0.5%)
Mortgage banking, net	5,493	28,297	(22,804)	(80.6%)	10,900	32,564	(21,664)	(66.5%)
Capital market fees, net	(136)	2,393	(2,529)	(105.7%)	(6)	5,019	(5,025)	(100.1%)
Bank owned life insurance income	4,240	3,161	1,079	34.1%	7,496	8,933	(1,437)	(16.1%)
Asset sale gains (losses), net	1,477	(1,287)	2,764	(214.8%)	(164)	(2,394)	2,230	(93.1%)
Investment securities gains (losses), net	(146)	(1,385)	1,239	(89.5%)	23,435	9,211	14,224	154.4%
Other	6,336	5,835	501	8.6%	11,589	11,290	299	2.6%

Total noninterest income	80,891	101,941	(21,050)	(20.6%)	178,929	190,918	(11,989)	(6.3%)
Noninterest Expense
Personnel expense	79,342	81,171	(1,829)	(2.3%)	158,697	158,269	428	0.3%
Occupancy	11,706	12,341	(635)	(5.1%)	24,881	25,222	(341)	(1.4%)
Equipment	4,450	4,670	(220)	(4.7%)	8,835	9,259	(424)	(4.6%)
Data processing	7,866	8,126	(260)	(3.2%)	15,165	15,723	(558)	(3.5%)
Business development and advertising	4,773	4,943	(170)	(3.4%)	9,218	9,680	(462)	(4.8%)
Other intangible amortization	1,254	1,385	(131)	(9.5%)	2,507	2,771	(264)	(9.5%)
Legal and professional fees	5,517	5,586	(69)	(1.2%)	8,312	9,827	(1,515)	(15.4%)
Foreclosure/OREO expense	8,906	13,576	(4,670)	(34.4%)	16,635	18,589	(1,954)	(10.5%)
FDIC expense	12,027	18,090	(6,063)	(33.5%)	23,856	23,865	(9)	(0.0%)
Other	19,197	20,143	(946)	(4.7%)	38,791	38,090	701	1.8%

Total noninterest expense	155,038	170,031	(14,993)	(8.8%)	306,897	311,295	(4,398)	(1.4%)

Loss before income taxes	(12,019)	(43,974)	31,955	(72.7%)	(61,963)	(12,407)	(49,556)	399.4%
Income tax benefit	(9,240)	(26,633)	17,393	(65.3%)	(32,795)	(37,791)	4,996	(13.2%)

Net income (loss)	(2,779)	(17,341)	14,562	(84.0%)	$(29,168)	$25,384	$(54,552)	(214.9%)
Preferred stock dividends and discount	7,377	7,331	46	0.6%	14,742	14,652	90	0.6%

Net income (loss) available to common equity	$(10,156)	$(24,672)	$14,516	(58.8%)	$(43,910)	$10,732	$(54,642)	(509.2%)

Earnings (Loss) Per Common Share:
Basic	$(0.06)	$(0.19)	$0.13	(68.4%)	$(0.26)	$0.08	$(0.34)	(425.0%)
Diluted	$(0.06)	$(0.19)	$0.13	(68.4%)	$(0.26)	$0.08	$(0.34)	(425.0%)

Average Common Shares Outstanding:
Basic	172,921	127,861	45,060	35.2%	169,401	127,850	41,551	32.5%
Diluted	172,921	127,861	45,060	35.2%	169,401	127,856	41,545	32.5%

Consolidated Statements of Income (Unaudited) — Quarterly Trend
Associated Banc-Corp

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	2Q10	1Q10	$ Change	% Change	4Q09	3Q09	2Q09	$ Change	% Change

Interest Income
Interest and fees on loans	$153,815	$159,291	$(5,476)	(3.4%)	$172,624	$183,264	$194,352	$(40,537)	(20.9%)
Interest and dividends on investment securities and deposits in other financial institutions:
Taxable	42,477	47,918	(5,441)	(11.4%)	48,567	46,873	46,688	(4,211)	(9.0%)
Tax-exempt	8,557	8,709	(152)	(1.7%)	8,987	8,498	8,819	(262)	(3.0%)
Interest on federal funds sold and securities purchased under agreements to resell	29	22	7	31.8%	32	16	51	(22)	(43.1%)

Total interest income	204,878	215,940	(11,062)	(5.1%)	230,210	238,651	249,910	(45,032)	(18.0%)
Interest Expense
Interest on deposits	28,360	28,745	(385)	(1.3%)	31,471	37,811	44,993	(16,633)	(37.0%)
Interest on short-term borrowings	1,820	2,026	(206)	(10.2%)	3,062	2,895	5,088	(3,268)	(64.2%)
Interest on long-term funding	14,905	15,947	(1,042)	(6.5%)	17,324	18,709	20,691	(5,786)	(28.0%)

Total interest expense	45,085	46,718	(1,633)	(3.5%)	51,857	59,415	70,772	(25,687)	(36.3%)

Net Interest Income	159,793	169,222	(9,429)	(5.6%)	178,353	179,236	179,138	(19,345)	(10.8%)
Provision for loan losses	97,665	165,345	(67,680)	(40.9%)	394,789	95,410	155,022	(57,357)	(37.0%)

Net interest income (loss) after provision for loan losses	62,128	3,877	58,251	N/M	(216,436)	83,826	24,116	38,012	157.6%
Noninterest Income
Trust service fees	9,517	9,356	161	1.7%	9,906	9,057	8,569	948	11.1%
Service charges on deposit accounts	26,446	26,059	387	1.5%	29,213	30,829	29,671	(3,225)	(10.9%)
Card-based and other nondeposit fees	11,942	10,820	1,122	10.4%	12,359	11,586	11,858	84	0.7%
Retail commissions	15,722	15,817	(95)	(0.6%)	15,296	15,041	14,829	893	6.0%

Total core fee-based revenue	63,627	62,052	1,575	2.5%	66,774	66,513	64,927	(1,300)	(2.0%)
Mortgage banking, net	5,493	5,407	86	1.6%	9,227	(909)	28,297	(22,804)	(80.6%)
Capital market fees, net	(136)	130	(266)	(204.6%)	291	226	2,393	(2,529)	(105.7%)
Bank owned life insurance income	4,240	3,256	984	30.2%	3,310	3,789	3,161	1,079	34.1%
Asset sale gains (losses), net	1,477	(1,641)	3,118	(190.0%)	(1,551)	(126)	(1,287)	2,764	(214.8%)
Investment securities gains (losses), net	(146)	23,581	(23,727)	N/M	(395)	(42)	(1,385)	1,239	(89.5%)
Other	6,336	5,253	1,083	20.6%	7,078	5,858	5,835	501	8.6%

Total noninterest income	80,891	98,038	(17,147)	(17.5%)	84,734	75,309	101,941	(21,050)	(20.6%)
Noninterest Expense
Personnel expense	79,342	79,355	(13)	(0.0%)	72,620	73,501	81,171	(1,829)	(2.3%)
Occupancy	11,706	13,175	(1,469)	(11.1%)	12,170	11,949	12,341	(635)	(5.1%)
Equipment	4,450	4,385	65	1.5%	4,551	4,575	4,670	(220)	(4.7%)
Data processing	7,866	7,299	567	7.8%	7,728	7,442	8,126	(260)	(3.2%)
Business development and advertising	4,773	4,445	328	7.4%	4,443	3,910	4,943	(170)	(3.4%)
Other intangible amortization	1,254	1,253	1	0.1%	1,386	1,386	1,385	(131)	(9.5%)
Legal and professional fees	5,517	2,795	2,722	97.4%	6,386	3,349	5,586	(69)	(1.2%)
Foreclosure/OREO expense	8,906	7,729	1,177	15.2%	10,852	8,688	13,576	(4,670)	(34.4%)
FDIC expense	12,027	11,829	198	1.7%	9,618	8,451	18,090	(6,063)	(33.5%)
Other	19,197	19,594	(397)	(2.0%)	29,260	17,860	20,143	(946)	(4.7%)

Total noninterest expense	155,038	151,859	3,179	2.1%	159,014	141,111	170,031	(14,993)	(8.8%)

Income (loss) before income taxes	(12,019)	(49,944)	37,925	(75.9%)	(290,716)	18,024	(43,974)	31,955	(72.7%)
Income tax expense (benefit)	(9,240)	(23,555)	14,315	(60.8%)	(117,479)	2,030	(26,633)	17,393	(65.3%)

Net income (loss)	(2,779)	(26,389)	23,610	(89.5%)	(173,237)	15,994	(17,341)	14,562	(84.0%)
Preferred stock dividends and discount	7,377	7,365	12	0.2%	7,354	7,342	7,331	46	0.6%

Net income (loss) available to common equity	$(10,156)	$(33,754)	$23,598	(69.9%)	$(180,591)	$8,652	$(24,672)	$14,516	(58.8%)

Earnings (Loss) Per Common Share:
Basic	$(0.06)	$(0.20)	0.14	(70.0%)	$(1.41)	$0.07	$(0.19)	0.13	(68.4%)
Diluted	$(0.06)	$(0.20)	0.14	(70.0%)	$(1.41)	$0.07	$(0.19)	0.13	(68.4%)

Average Common Shares Outstanding:
Basic	172,921	165,842	7,079	4.3%	127,869	127,863	127,861	45,060	35.2%
Diluted	172,921	165,842	7,079	4.3%	127,869	127,863	127,861	45,060	35.2%
N/M = Not meaningful.

Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share and full time equivalent employee data)	YTD 2010	YTD 2009	2nd Qtr 2010	1st Qtr 2010	4th Qtr 2009	3rd Qtr 2009	2nd Qtr 2009

Summary of Operations
Net interest income	$329,015	$368,416	$159,793	$169,222	$178,353	$179,236	$179,138
Provision for loan losses	263,010	260,446	97,665	165,345	394,789	95,410	155,022
Asset sale gains (losses), net	(164)	(2,394)	1,477	(1,641)	(1,551)	(126)	(1,287)
Investment securities gains (losses), net	23,435	9,211	(146)	23,581	(395)	(42)	(1,385)
Noninterest income (excluding securities & asset gains)	155,658	184,101	79,560	76,098	86,680	75,477	104,613
Noninterest expense	306,897	311,295	155,038	151,859	159,014	141,111	170,031
Income (loss) before income taxes	(61,963)	(12,407)	(12,019)	(49,944)	(290,716)	18,024	(43,974)
Income tax expense (benefit)	(32,795)	(37,791)	(9,240)	(23,555)	(117,479)	2,030	(26,633)
Net income (loss)	(29,168)	25,384	(2,779)	(26,389)	(173,237)	15,994	(17,341)
Net income (loss) available to common equity	(43,910)	10,732	(10,156)	(33,754)	(180,591)	8,652	(24,672)
Taxable equivalent adjustment	12,000	12,694	5,966	6,034	6,188	5,938	6,150

Per Common Share Data
Net income (loss):
Basic	$(0.26)	$0.08	$(0.06)	$(0.20)	$(1.41)	$0.07	$(0.19)
Diluted	(0.26)	0.08	(0.06)	(0.20)	(1.41)	0.07	(0.19)
Dividends	0.02	0.37	0.01	0.01	0.05	0.05	0.05
Market Value:
High	$16.10	$21.39	$16.10	$14.54	$13.00	$12.67	$19.00
Low	11.48	10.60	12.26	11.48	10.37	9.21	12.50
Close	12.26	12.50	12.26	13.76	11.01	11.42	12.50
Book value	15.46	18.49	15.46	15.44	17.42	18.88	18.49
Tangible book value	9.93	10.97	9.93	9.90	9.93	11.38	10.97

Performance Ratios (annualized)
Earning assets yield	4.17%	4.82%	4.10%	4.24%	4.59%	4.62%	4.70%
Interest-bearing liabilities rate	1.11	1.59	1.10	1.11	1.24	1.36	1.57
Net interest margin	3.29	3.49	3.22	3.35	3.59	3.50	3.40
Return on average assets	(0.26)	0.21	(0.05)	(0.46)	(3.02)	0.27	(0.29)
Return on average equity	(1.86)	1.76	(0.35)	(3.40)	(23.72)	2.18	(2.39)
Return on average tangible common equity (1)	(5.22)	1.51	(2.37)	(8.17)	(50.16)	2.39	(6.88)
Efficiency ratio (2)	61.79	55.08	63.20	60.42	58.63	54.14	58.65
Effective tax rate (benefit)	(52.93)	(304.59)	(76.88)	(47.16)	(40.41)	11.26	(60.57)
Dividend payout ratio (3)	N/M	462.50	N/M	N/M	N/M	71.43	N/M

Average Balances
Assets	$22,873,703	$24,159,647	$22,598,695	$23,151,767	$22,773,576	$23,362,954	$24,064,567
Earning assets	20,835,705	21,902,863	20,598,637	21,075,408	20,499,225	21,063,016	21,847,267
Interest-bearing liabilities	16,688,248	18,290,716	16,408,718	16,970,884	16,663,947	17,412,341	18,125,389
Loans	13,659,385	16,275,353	13,396,710	13,924,978	14,605,107	15,248,895	16,122,063
Deposits	17,099,816	15,576,244	17,056,193	17,143,924	16,407,034	16,264,181	16,100,686
Wholesale funding	2,588,696	5,484,245	2,343,119	2,837,001	3,332,642	4,067,830	4,876,970
Common stockholders’ equity	2,654,000	2,396,020	2,674,097	2,633,680	2,387,534	2,394,410	2,400,664
Stockholders’ equity	3,165,798	2,904,679	3,186,295	3,145,074	2,898,132	2,904,210	2,909,700
Common stockholders’ equity/assets	11.60%	9.92%	11.83%	11.38%	10.48%	10.25%	9.98%
Stockholders’ equity / assets	13.84%	12.02%	14.10%	13.58%	12.73%	12.43%	12.09%

At Period End
Assets			$22,760,059	$23,107,636	$22,874,142	$22,881,527	$24,013,567
Loans			12,601,916	13,299,321	14,128,625	14,765,597	15,310,107
Allowance for loan losses			567,912	575,573	573,533	412,530	407,167
Goodwill			929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights, net			65,629	64,190	63,753	61,066	59,762
Other intangible assets			26,547	27,801	29,054	30,440	31,826
Deposits			16,970,199	17,496,787	16,728,613	16,446,109	16,320,391
Wholesale funding			2,357,097	2,219,543	3,180,851	3,279,100	4,474,542
Stockholders’ equity			3,186,127	3,180,509	2,738,608	2,924,659	2,873,768
Stockholders’ equity / assets			14.00%	13.76%	11.97%	12.78%	11.97%
Tangible common equity / tangible assets (4)			7.88%	7.73%	5.79%	6.64%	6.09%
Tangible equity/tangible assets (5)			10.23%	10.04%	8.12%	8.96%	8.30%
Tier 1 risk-based capital ratio			17.25%	16.40%	12.52%	13.14%	12.45%
Tier 1 leverage ratio			10.80%	10.57%	8.76%	9.35%	9.06%
Total risk-based capital ratio			19.02%	18.15%	14.24%	14.83%	14.35%
Shares outstanding, end of period			172,955	172,880	127,876	127,864	127,861

Selected trend information
Average full time equivalent employees			4,766	4,777	4,802	5,004	5,116
Trust assets under management, at market value			$5,100,000	$5,500,000	$5,300,000	$5,200,000	$5,000,000
Mortgage loans originated for sale during period			501,965	454,746	671,305	638,229	1,335,175
Mortgage portfolio serviced for others			7,822,000	7,751,000	7,667,000	7,473,000	6,904,000
Mortgage servicing rights, net / Portfolio serviced for others			0.84%	0.83%	0.83%	0.82%	0.87%

N/M = Not meaningful.

(1)	Return on average tangible common equity = Net income available to common equity divided by average common equity excluding average goodwill and other intangible assets. This is a non-GAAP financial measure.

(2)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset sales gains, net. This is a non-GAAP financial measure.

(3)	Ratio is based upon basic earnings per common share.

(4)	Tangible common equity to tangible assets = Common stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

(5)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

Selected Asset Quality Information
Associated Banc-Corp

			Jun10 vs Mar10				Jun10 vs Jun09
(in thousands)	Jun 30, 2010	Mar 31, 2010	% Change	Dec 31, 2009	Sept 30, 2009	Jun 30, 2009	% Change

Allowance for Loan Losses
Beginning balance	$575,573	$573,533	0.4%	$412,530	$407,167	$313,228	83.8%
Provision for loan losses	97,665	165,345	(40.9%)	394,789	95,410	155,022	(37.0%)
Charge offs	(113,170)	(174,627)	(35.2%)	(236,367)	(92,340)	(63,325)	78.7%
Recoveries	7,844	11,322	(30.7%)	2,581	2,293	2,242	249.9%

Net charge offs	(105,326)	(163,305)	(35.5%)	(233,786)	(90,047)	(61,083)	72.4%

Ending balance	$567,912	$575,573	(1.3%)	$573,533	$412,530	$407,167	39.5%

Net Charge Offs

			Jun10 vs Mar10				Jun10 vs Jun09
	Jun 30, 2010	Mar 31, 2010	% Change	Dec 31, 2009	Sept 30, 2009	Jun 30, 2009	% Change

Commercial, financial & agricultural	$5,557	$63,699	(91.3%)	$42,940	$57,480	$19,367	(71.3%)
Commercial real estate	37,004	21,328	73.5%	40,550	4,449	8,382	341.5%
Real estate — construction	46,135	60,186	(23.3%)	124,659	12,837	16,249	183.9%
Lease financing	297	774	(61.6%)	261	319	988	(69.9%)

Total commercial	88,993	145,987	(39.0%)	208,410	75,085	44,986	97.8%
Home equity	11,213	11,769	(4.7%)	16,503	11,202	10,343	8.4%
Installment	1,887	2,222	(15.1%)	2,099	2,433	2,321	(18.7%)

Total retail	13,100	13,991	(6.4%)	18,602	13,635	12,664	3.4%
Residential mortgage	3,233	3,327	(2.8%)	6,774	1,327	3,433	(5.8%)

Total net charge offs	$105,326	$163,305	(35.5%)	$233,786	$90,047	$61,083	72.4%

Net Charge Offs to Average Loans (in basis points)

	Jun 30, 2010	Mar 31, 2010	Dec 31, 2009	Sept 30, 2009	Jun 30, 2009

Commercial, financial & agricultural	73	795	490	611	191
Commercial real estate	398	230	412	45	92
Real estate — construction	1,582	1,780	3,185	285	307
Lease financing	141	341	105	119	349

Total commercial	444	698	915	313	182
Home equity	183	190	254	170	152
Installment	83	98	94	113	110

Total retail	156	166	213	156	142
Residential mortgage	65	67	127	23	53

Total net charge offs	315	476	635	234	152

Credit Quality

			Jun10 vs Mar10				Jun10 vs Jun09
	Jun 30, 2010	Mar 31, 2010	% Change	Dec 31, 2009	Sept 30, 2009	Jun 30, 2009	% Change

Nonaccrual loans	$975,641	$1,180,185	(17.3%)	$1,077,799	$845,320	$700,514	39.3%
Loans 90 or more days past due and still accruing	3,207	6,353	(49.5%)	24,981	23,174	19,785	(83.8%)
Restructured loans	40,865	23,420	74.5%	19,037	17,256	13,089	212.2%

Total nonperforming loans	1,019,713	1,209,958	(15.7%)	1,121,817	885,750	733,388	39.0%
Other real estate owned (OREO)	51,223	62,220	(17.7%)	68,441	60,010	51,633	(0.8%)

Total nonperforming assets	$1,070,936	$1,272,178	(15.8%)	$1,190,258	$945,760	$785,021	36.4%

Allowance for loan losses / loans	4.51%	4.33%		4.06%	2.79%	2.66%
Allowance for loan losses / nonperforming loans	55.69	47.57		51.13	46.57	55.52
Allowance for loan losses / nonaccrual loans	58.21	48.77		53.21	48.80	58.12
Nonperforming loans / total loans	8.09	9.10		7.94	6.00	4.79
Nonaccrual loans / total loans	7.74	8.87		7.63	5.72	4.58
Nonperforming assets / total loans plus OREO	8.46	9.52		8.38	6.38	5.11
Nonperforming assets / total assets	4.71	5.51		5.20	4.13	3.27
Net charge offs / average loans (annualized)	3.15	4.76		6.35	2.34	1.52
Year-to-date net charge offs / average loans	3.97	4.76		2.84	1.75	1.47

Nonperforming loans by type:
Commercial, financial & agricultural	$184,808	$180,182	2.6%	$234,418	$209,843	$187,943	(1.7%)
Commercial real estate	360,974	356,853	1.2%	307,478	213,736	165,929	117.5%
Real estate — construction	284,646	487,552	(41.6%)	413,360	301,844	264,402	7.7%
Lease financing	27,953	29,466	(5.1%)	19,506	18,814	1,929	N/M

Total commercial	858,381	1,054,053	(18.6%)	974,762	744,237	620,203	38.4%
Home equity	46,534	47,231	(1.5%)	44,257	45,905	38,474	20.9%
Installment	7,243	7,059	2.6%	7,577	7,387	7,545	(4.0%)

Total retail	53,777	54,290	(0.9%)	51,834	53,292	46,019	16.9%
Residential mortgage	107,555	101,615	5.8%	95,221	88,221	67,166	60.1%

Total nonperforming loans	$1,019,713	$1,209,958	(15.7%)	$1,121,817	$885,750	$733,388	39.0%

N/M — Not meaningful.

Selected Asset Quality Information (continued)
Associated Banc-Corp

			Jun10 vs Mar10				Jun10 vs Jun09
(in thousands)	Jun 30, 2010	Mar 31, 2010	% Change	Dec 31, 2009	Sept 30, 2009	Jun 30, 2009	% Change

Restructured loans
Commercial, financial & agricultural	$635	$—	N/M	$—	$—	$15	N/M
Commercial real estate	7,820	—	N/M	—	—	—	N/M
Real estate — construction	4,835	763	N/M	480	265	415	N/M
Lease financing	—	—	N/M	—	—	—	N/M

Total commercial	13,290	763	N/M	480	265	430	N/M
Home equity	3,601	6,482	(44.4%)	5,068	4,437	2,749	31.0%
Installment	560	300	86.7%	79	14	21	N/M

Total retail	4,161	6,782	(38.6%)	5,147	4,451	2,770	50.2%
Residential mortgage	23,414	15,875	47.5%	13,410	12,540	9,889	136.8%

Total restructured loans	$40,865	$23,420	74.5%	$19,037	$17,256	$13,089	212.2%

Restructured loans in nonaccrual loans (not included above)	$48,215	$9,862		$9,393	$5,353	$1,357
Loans Past Due 30-89 Days

			Jun10 vs Mar10				Jun10 vs Jun09
	Jun 30, 2010	Mar 31, 2010	% Change	Dec 31, 2009	Sept 30, 2009	Jun 30, 2009	% Change

Commercial, financial & agricultural	$40,415	$51,042	(20.8%)	$64,369	$43,159	$47,515	(14.9%)
Commercial real estate	50,721	69,836	(27.4%)	81,975	50,029	66,288	(23.5%)
Real estate — construction	23,368	13,805	69.3%	56,559	39,184	35,166	(33.5%)
Lease financing	628	98	540.8%	823	873	18,833	(96.7%)

Total commercial	115,132	134,781	(14.6%)	203,726	133,245	167,802	(31.4%)
Home equity	15,869	12,919	22.8%	14,304	16,852	19,755	(19.7%)
Installment	6,567	4,794	37.0%	8,499	7,401	7,577	(13.3%)

Total retail	22,436	17,713	26.7%	22,803	24,253	27,332	(17.9%)
Residential mortgage	11,110	12,786	(13.1%)	14,226	17,994	14,189	(21.7%)

Total loans past due 30-89 days	$148,678	$165,280	(10.0%)	$240,755	$175,492	$209,323	(29.0%)

Potential Problem Loans

			Jun10 vs Mar10				Jun10 vs Jun09
	Jun 30, 2010	Mar 31, 2010	% Change	Dec 31, 2009	Sept 30, 2009	Jun 30, 2009	% Change

Commercial, financial & agricultural	$482,686	$505,903	(4.6%)	$563,836	$481,034	$428,550	12.6%
Commercial real estate	553,316	565,969	(2.2%)	598,137	588,013	462,103	19.7%
Real estate — construction	203,560	262,572	(22.5%)	391,105	462,029	481,467	(57.7%)
Lease financing	6,784	5,158	31.5%	8,367	9,572	24,934	(72.8%)

Total commercial	1,246,346	1,339,602	(7.0%)	1,561,445	1,540,648	1,397,054	(10.8%)
Home equity	7,778	7,446	4.5%	13,400	15,933	13,626	(42.9%)
Installment	725	1,103	(34.3%)	1,524	1,908	1,043	(30.5%)

Total retail	8,503	8,549	(0.5%)	14,924	17,841	14,669	(42.0%)
Residential mortgage	17,304	19,591	(11.7%)	19,150	15,414	14,448	19.8%

Total potential problem loans	$1,272,153	$1,367,742	(7.0%)	$1,595,519	$1,573,903	$1,426,171	(10.8%)

N/M — Not meaningful.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Six months ended June 30, 2010			Six months ended June 30, 2009
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$8,256,254	$175,869	4.29%	$10,083,205	$228,424	4.57%
Residential mortgage	2,008,087	50,251	5.02	2,553,037	68,231	5.36
Retail	3,395,044	88,626	5.25	3,639,111	101,428	5.61

Total loans	13,659,385	314,746	4.64	16,275,353	398,083	4.92
Investment securities	5,635,929	116,045	4.12	5,573,621	126,736	4.55
Other short-term investments	1,540,391	2,027	0.27	53,889	270	1.01

Investments and other	7,176,320	118,072	3.29	5,627,510	127,006	4.51

Total earning assets	20,835,705	432,818	4.17	21,902,863	525,089	4.82
Other assets, net	2,037,998			2,256,784

Total assets	$22,873,703			$24,159,647

Interest-bearing liabilities:
Savings deposits	$886,045	$541	0.12%	$882,533	$681	0.16%
Interest-bearing demand deposits	2,876,779	3,676	0.26	1,836,187	1,867	0.21
Money market deposits	6,321,344	16,999	0.54	5,178,848	23,977	0.93
Time deposits, excluding Brokered CDs	3,378,329	33,489	2.00	4,004,253	58,277	2.93

Total interest-bearing deposits, excluding Brokered CDs	13,462,497	54,705	0.82	11,901,821	84,802	1.44
Brokered CDs	637,055	2,400	0.76	904,650	6,790	1.51

Total interest-bearing deposits	14,099,552	57,105	0.82	12,806,471	91,592	1.44
Wholesale funding	2,588,696	34,698	2.69	5,484,245	52,387	1.92

Total interest-bearing liabilities	16,688,248	91,803	1.11	18,290,716	143,979	1.59
Noninterest-bearing demand deposits	3,000,264			2,769,773
Other liabilities	19,393			194,479
Stockholders’ equity	3,165,798			2,904,679

Total liabilities and stockholders’ equity	$22,873,703			$24,159,647

Net interest income and rate spread (1)		$341,015	3.06%		$381,110	3.23%

Net interest margin (1)			3.29%			3.49%
Taxable equivalent adjustment		$12,000			$12,694

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Three months ended June 30, 2010			Three months ended June 30, 2009
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$8,036,688	$85,974	4.29%	$9,940,732	$111,760	4.51%
Residential mortgage	1,996,448	24,781	4.97	2,605,638	34,363	5.28
Retail	3,363,574	43,892	5.23	3,575,693	49,088	5.50

Total loans	13,396,710	154,647	4.63	16,122,063	195,211	4.85
Investment securities	5,365,745	55,009	4.10	5,675,359	60,715	4.28
Other short-term investments	1,836,182	1,188	0.26	49,845	134	1.08

Investments and other	7,201,927	56,197	3.12	5,725,204	60,849	4.25

Total earning assets	20,598,637	210,844	4.10	21,847,267	256,060	4.70
Other assets, net	2,000,058			2,217,300

Total assets	$22,598,695			$24,064,567

Interest-bearing liabilities:
Savings deposits	$913,347	$291	0.13%	$907,677	$359	0.16%
Interest-bearing demand deposits	2,833,530	1,898	0.27	1,970,889	1,038	0.21
Money market deposits	6,398,892	8,778	0.55	5,409,953	12,412	0.92
Time deposits, excluding Brokered CDs	3,305,825	16,035	1.95	4,015,230	28,220	2.82

Total interest-bearing deposits, excluding Brokered CDs	13,451,594	27,002	0.81	12,303,749	42,029	1.37
Brokered CDs	614,005	1,358	0.89	944,670	2,964	1.26

Total interest-bearing deposits	14,065,599	28,360	0.81	13,248,419	44,993	1.36
Wholesale funding	2,343,119	16,725	2.86	4,876,970	25,779	2.12

Total interest-bearing liabilities	16,408,718	45,085	1.10	18,125,389	70,772	1.57
Noninterest-bearing demand deposits	2,990,594			2,852,267
Other liabilities	13,088			177,211
Stockholders’ equity	3,186,295			2,909,700

Total liabilities and stockholders’ equity	$22,598,695			$24,064,567

Net interest income and rate spread (1)		$165,759	3.00%		$185,288	3.13%

Net interest margin (1)			3.22%			3.40%
Taxable equivalent adjustment		$5,966			$6,150

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Three months ended June 30, 2010			Three months ended March 31, 2010
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$8,036,688	$85,974	4.29%	$8,478,259	$89,895	4.29%
Residential mortgage	1,996,448	24,781	4.97	2,019,855	25,471	5.06
Retail	3,363,574	43,892	5.23	3,426,864	44,733	5.27

Total loans	13,396,710	154,647	4.63	13,924,978	160,099	4.65
Investment securities	5,365,745	55,009	4.10	5,909,116	61,036	4.13
Other short-term investments	1,836,182	1,188	0.26	1,241,314	839	0.27

Investments and other	7,201,927	56,197	3.12	7,150,430	61,875	3.46

Total earning assets	20,598,637	210,844	4.10	21,075,408	221,974	4.24
Other assets, net	2,000,058			2,076,359

Total assets	$22,598,695			$23,151,767

Interest-bearing liabilities:
Savings deposits	$913,347	$291	0.13%	$858,440	$250	0.12%
Interest-bearing demand deposits	2,833,530	1,898	0.27	2,920,510	1,779	0.25
Money market deposits	6,398,892	8,778	0.55	6,242,934	8,221	0.53
Time deposits, excluding Brokered CDs	3,305,825	16,035	1.95	3,451,638	17,453	2.05

Total interest-bearing deposits, excluding Brokered CDs	13,451,594	27,002	0.81	13,473,522	27,703	0.83
Brokered CDs	614,005	1,358	0.89	660,361	1,042	0.64

Total interest-bearing deposits	14,065,599	28,360	0.81	14,133,883	28,745	0.82
Wholesale funding	2,343,119	16,725	2.86	2,837,001	17,973	2.55

Total interest-bearing liabilities	16,408,718	45,085	1.10	16,970,884	46,718	1.11
Noninterest-bearing demand deposits	2,990,594			3,010,041
Other liabilities	13,088			25,768
Stockholders’ equity	3,186,295			3,145,074

Total liabilities and stockholders’ equity	$22,598,695			$23,151,767

Net interest income and rate spread (1)		$165,759	3.00%		$175,256	3.13%

Net interest margin (1)			3.22%			3.35%
Taxable equivalent adjustment		$5,966			$6,034

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.
Financial Summary and Comparison
Associated Banc-Corp
Period End Loan Composition

			Jun10 vs Mar10				Jun10 vs Jun09
	Jun 30, 2010	Mar 31, 2010	% Change	Dec 31, 2009	Sept 30, 2009	Jun 30, 2009	% Change

Commercial, financial & agricultural	$2,969,662	$3,099,265	(4.2%)	$3,450,632	$3,613,457	$3,904,925	(24.0%)
Commercial real estate	3,576,716	3,699,139	(3.3%)	3,817,066	3,902,340	3,737,749	(4.3%)
Real estate — construction	925,697	1,281,868	(27.8%)	1,397,493	1,611,857	1,963,919	(52.9%)
Lease financing	82,375	87,568	(5.9%)	95,851	102,130	110,262	(25.3%)

Total commercial	7,554,450	8,167,840	(7.5%)	8,761,042	9,229,784	9,716,855	(22.3%)
Home equity	2,455,181	2,468,587	(0.5%)	2,546,167	2,591,262	2,656,747	(7.6%)
Installment	749,588	759,025	(1.2%)	873,568	885,970	844,065	(11.2%)

Total retail	3,204,769	3,227,612	(0.7%)	3,419,735	3,477,232	3,500,812	(8.5%)
Residential mortgage	1,842,697	1,903,869	(3.2%)	1,947,848	2,058,581	2,092,440	(11.9%)

Total loans	$12,601,916	$13,299,321	(5.2%)	$14,128,625	$14,765,597	$15,310,107	(17.7%)

Period End Deposit Composition

			Jun10 vs Mar10				Jun10 vs Jun09
	Jun 30, 2010	Mar 31, 2010	% Change	Dec 31, 2009	Sept 30, 2009	Jun 30, 2009	% Change

Demand	$2,932,599	$3,023,247	(3.0%)	$3,274,973	$2,984,486	$2,846,570	3.0%
Savings	913,146	897,740	1.7%	845,509	871,539	898,527	1.6%
Interest-bearing demand	2,745,541	2,939,390	(6.6%)	3,099,358	2,395,429	2,242,800	22.4%
Money market	6,554,559	6,522,901	0.5%	5,806,661	5,724,418	5,410,498	21.1%
Brokered CDs	571,626	742,119	(23.0%)	141,968	653,090	930,582	(38.6%)
Other time deposits	3,252,728	3,371,390	(3.5%)	3,560,144	3,817,147	3,991,414	(18.5%)

Total deposits	$16,970,199	$17,496,787	(3.0%)	$16,728,613	$16,446,109	$16,320,391	4.0%

Network transaction deposits included above in interest-bearing demand and money market	$2,698,204	$2,641,648	2.1%	$1,926,539	$1,767,271	$1,605,722	68.0%
Customer repo sweeps (a)	$184,043	$188,314	(2.3%)	$195,858	$242,575	$269,809	(31.8%)

(a)	Included within short-term borrowings.